UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 24, 2021

SANDY SPRINGS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-56220 (Commission File Number)	84-3986354 (IRS Employer Identification No.)

2030 Powers Ferry Road SE, Suite 212, Atlanta, Georgia 30339

(Address of principal executive office) (Zip Code)

(404) 816-8240

(Registrants’ telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

In June 24, 2021, Sandy Springs Holdings, Inc. (the “Company”) sold 155,000 shares of common stock at $0.01 per share, for gross proceeds of $1,550. The sale was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

On June 20, 2021, pursuant to a previously signed agreement to issue shares following the reverse-split of the Company’s shares, the Company issued 40,000 shares of commons stock, 40,000 Class A Warrants and 40,000 Class B Warrants to an individual for consulting services. The issuance was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

In July 2021, the Company commenced an offering of common stock at $0.015 per share. To date, the Company has sold 35,149,999 shares in the offering for cash and notes, for gross proceeds of $527,250. The offering was conducted pursuant to the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933.

Item 3.03 Material Modification to the Rights of Security Holders.

On July 20, 2021, the Company amended its Class A Warrants and Class B Warrants to change the exercise prices to $2.00 per share and $5.00 share, respectively, from $0.20 per share and $0.40 per share, respectively. The change was made to correct an error in the original issuance of the Class A and B Warrants.

Section 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant.

By a written consent dated July 16, 2021, holders of a majority of the Company’s issued and outstanding common stock approved a resolution to appoint Jonathan Bates, Raymond Mow, Michael Maloney and Seth Bayles (the “New Directors”) to the board of directors of the Company, and to appoint Jonathan Bates as Chairman. At the same time, the shareholders approved the issuance of 34,749,999 shares of common stock in the Company’s offering of common stock at $0.015 per share. The New Directors or their affiliates acquired an aggregate of 21,450,000 shares of common stock in the offering. As of a result of the acquisition, the New Directors control 56% of issued and outstanding common shares of the Company.

The appointment of the New Directors to the Company’s board, and sale to the New Directors of a controlling interest in the Company, were made in order to enable the Company to enter the business of creating a hosting center for Bitcoin mining computers primarily utilizing immersion cooling technology, as well mining the Bitcoin digital currency for its own account. Prior to the change of control to the New Directors, the Company was a shell company. The Company will file an amended Form 8-K with the information that would be required if the Company were filing a registration statement on Form 10 in the near future.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)       On July 16, 2021, Erik S. Nelson resigned as chief financial officer and corporate secretary. Mr. Nelson remains chief executive officer. On the same day the Company’s board of directors appointed Raymond Mow as chief financial officer, and Seth Bayles as corporate secretary.

(c)        On July 16, 2021, the Company’s board of directors appointed Raymond Mow as chief financial officer, and Seth Bayles as corporate secretary. Both positions were formerly held by Erik S. Nelson. Biographical information about Messrs. Mow and Bayles is contained in Item 5.02(d) below. There are no agreements under which the Company has agreed to compensate Messrs. Mow or Bayles at this time.

(d)        By a written consent dated July 16, 2021, holders of a majority of the Company’s issued and outstanding common stock approved a resolution to appoint Jonathan Bates, Raymond Mow, Michael Maloney and

1

Seth Bayles to the board of directors of the Company, and to appoint Jonathan Bates as Chairman. The appointments were effective July 20, 2021. Erik S. Nelson remains a director of the Company. Below is biographical information about each of the new directors:

Jonathan Bates is a former Managing Director at J.P. Morgan Securities, and with more than 25 years of financial industry experience, Jonathan has spent his career analyzing the interrelations of a vast number of different markets. His deep understanding of institutional trading environments and multi-asset portfolios is a critical resource to the operations he oversees. Mr Bates graduated from the University of Texas at Austin in 1992 with a degree in Business Finance.

Michael Maloney is the Chief Financial Officer of Coinmint. Mr. Maloney also serves as an Adjunct Professor at Fordham Law School teaching Bitcoin and Digital Asset Regulation. In 2017, Mr. Maloney helped co-found Galaxy Digital the first merchant bank to serve the blockchain space. Previously, Mr. Maloney was founding member of Ernst & Young’s (EY) Distributed Ledger Technology group.

Raymond Mow has over 28 years of financial industry experience, most recently as Managing Director of Fixed Income at First Foundation Advisers overseeing $2.3 billion. As a member of the investment policy committee, Raymond collaborated on asset allocation policy and portfolio construction. Previously, Mr. Mow was Senior Portfolio Manager at Highmark Capital Management, overseeing $2 billion.

Seth Bayles is a Corporate Attorney with over 15 years of experience practicing in the areas of entertainment, finance, technology, and commercial contracts. He has negotiated and drafted complex commercial agreements including multimedia, vendor, union, talent, channel, and technology-related agreements. He has his B.A. in Economics and History from Brandeis University, and a J.D. from the Emory University School of Law, and an L.L.M. from the Georgetown University Law Center.

The directors were appointed in order to provide industry expertise and guidance in regard to the Company’s plan to enter the business of mining digital currencies. There are no agreements under which the Company has agreed to compensate any of the new directors at this time.

Item 5.06 Change in Shell Company Status.

On July 16, 2021, the Company’s shareholders approved a resolution to create a hosting center for Bitcoin mining computers primarily utilizing immersion cooling technology, as well mining the Bitcoin digital currency for its own account. Additionally, the resolution approved a change of the Company’s name to BitMine Immersion Technologies, Inc. in order to more align with its current operations. At the same time, the Company appointed the New Directors to the Company’s board, several of whom have experience in digital currencies.

Item 5.07 Submission of Matters to a Vote of Security Holders.

By a written consent dated July 16, 2021, a majority of the issued and outstanding shares approved a resolution to change the Company’s name to BitMine Immersion Technologies, Inc. Shareholders holding 1,565,000 shares of common stock voted to approve the name change, out of 2,843,4000 shares issued and outstanding, or approximately 55% of the outstanding shares.

Section 8 – Other Events

Item 8.01 Other Events.

On April 27, 2021, the Company completed a previously announced 1 for 40,000 reverse split, with all fractional shares rounded up to the nearest whole share, followed by a 200 for 1 forward split of its common stock. Immediately following the reverse split and forward split, the Company had 2,688,400 shares of common stock outstanding and 122 shareholders.

2

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Not Required.
(b)	Not Required.
(c)	Not Required.
(d)	Exhibits.
Item No.	Description
4.1	Amended Form of Class A Warrant
4.2	Amended Form of Class B Warrant

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sandy Springs Holdings, Inc.

Dated: July 27, 2021	By:	/s/ Erik S. Nelson
	Name:	Erik S. Nelson
	Title:	Chief Executive Officer

4